Exhibit 10.2
GUARANTEE AGREEMENT
          THIS GUARANTEE AGREEMENT dated as of September 30, 2008 (this “Guarantee”) is entered into by JAIX LEASING COMPANY, a Delaware corporation (the “Guarantor”), in favor of LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as the administrative agent (in such capacity, the “Administrative Agent”) for certain financial institutions (each a “Lender”, and collectively the “Lenders”) from time to time party to the Credit Agreement (defined below).
RECITALS
          JOHNSTOWN AMERICA CORPORATION, a Delaware corporation, FREIGHT CAR SERVICES, INC., a Delaware corporation, JAC OPERATIONS, INC., a Delaware corporation, the Guarantor, and FREIGHTCAR ROANOKE, INC., a Delaware corporation (each a “Co-Borrower”, and collectively the “Co-Borrowers”), the Lenders and the Administrative Agent are parties to a Second Amended and Restated Credit Agreement dated as of August 24, 2007, by and among the Co-Borrowers, the Administrative Agent and the Lenders (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”).
          The Co-Borrowers have requested that the Lenders and the Administrative Agent (i) release the Guarantor from its obligations as a Co-Borrower under the Credit Agreement and from certain other obligations it may have under the other Loan Documents (as defined in the Credit Agreement) and (ii) make certain other amendments to the Credit Agreement. The Lenders and the Administrative Agent are willing to grant the Co-Borrowers’ requests subject to the terms and conditions of a First Amendment to Second Amended and Restated Credit Agreement of even date herewith by and among the Co-Borrowers, the Administrative Agent and the Lenders (the “First Amendment”).
          As a condition to the effectiveness of the First Amendment, the Administrative Agent and the Lenders have required the execution and delivery of this Guarantee by the Guarantor.
          The Guarantor is an affiliate of the Co-Borrowers and expects to derive economic benefits from the extensions of credit and other financial accommodations from the Administrative Agent and the Lenders to the Co-Borrowers.
          In consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the First Amendment and to induce the Lenders to continue to extend credit under the Credit Agreement, the Guarantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

SECTION 1 DEFINITIONS.
          1.1 Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
          1.2 When used herein the following terms shall have the following meanings:
     “Administrative Agent” has the meaning set forth in the preamble hereto.
     “Co-Borrower” has the meaning specified in the Recitals.
     “Credit Agreement” has the meaning specified in the Recitals.
     “First Amendment” has the meaning specified in the Recitals.
     “FreightCar America” means FreightCar America, Inc., a Delaware corporation, the sole owner of the Guarantor.
     “Guarantee” has the meaning set forth in the preamble hereto.
     “Guarantor” has the meaning set forth in the preamble hereto.
     “Lender” has the meaning set forth in the preamble hereto.
     “Obligations” has the meaning specified in the Credit Agreement.
     “Satisfaction Time” means the payment in full in cash and performance of all Obligations, except for contingent obligations under any provision of any Loan Document that by its terms survives termination of such Loan Document.
SECTION 2 GUARANTY.
          2.1 Guaranty.
          (a) The Guarantor hereby, absolutely, unconditionally, and irrevocably, as a primary obligor and not only a surety, guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Co-Borrowers of the Obligations when due (whether at the stated maturity, by acceleration or otherwise).
          (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of the Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by the Guarantor under applicable federal and state laws relating to the insolvency of debtors.
          (c) The Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of the Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

          (d) This Guarantee shall remain in full force and effect until the Satisfaction Time.
          (e) No payment made by any Co-Borrower, the Guarantor, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from any Co-Borrower, the Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by the Guarantor in respect of the Obligations or any payment received or collected from the Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of the Guarantor hereunder until the Satisfaction Time.
          2.2 No Subrogation. Notwithstanding any payment made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by the Administrative Agent or any Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against any Co-Borrower or any collateral security or guaranty or right of offset held by the Administrative Agent or any Lender for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from any Co-Borrower in respect of payments made by the Guarantor hereunder, until the Satisfaction Time. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time before the Satisfaction Time, such amount shall be held by the Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Administrative Agent in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.
          2.3 Amendments, etc. with respect to the Obligations. The Guarantor shall remain obligated hereunder without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor notwithstanding that: (a) any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of the Obligations continued; (b) the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guaranty therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender; and (c) the First Amendment, the Credit Agreement, other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all the Lenders, as the case may be) may deem advisable from time to time.
          The Administrative Agent or any Lender may, from time to time, at its sole discretion and without notice to the Guarantor, take any or all of the following actions: (i) retain or obtain a security interest in any property of any other Person to secure any of the Obligations; (ii) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Obligations; (iii) extend or renew any of the Obligations for one or more periods (whether or not longer than the original period), alter or exchange any of the Obligations, or release or compromise any obligation of any of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Obligations; (iv) release any guaranty or right of offset or its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Obligations or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property; and (v) resort to the undersigned for payment of any of the Obligations when due, whether or not the Administrative Agent or any Lender has proceeded against any other obligor primarily or secondarily obligated with respect to any of the Obligations.
          2.4 Waivers. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice or proof of reliance by the Administrative Agent or any Lender upon this Guarantee or the acceptance hereof. The Obligations shall conclusively be deemed to have been created, contracted, incurred, renewed, extended, amended, or waived in reliance upon this Guarantee. Likewise, all dealings among the Co-Borrowers and the Guarantor, on the one hand, and the Administrative Agent and the Lenders, on the other hand, shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives: (a) diligence, presentment, protest, demand for payment, notice of default, dishonor, nonpayment and all other notices whatsoever to or upon any Co-Borrower or the Guarantor with respect to the Obligations; (b) notice of the existence, creation or non-payment of all or any of the Obligations; (c) all diligence in collection, protection of, or realization upon any Obligations or any guaranty of any Obligations; and (d) any and all defenses and claims which may be available to any Co-Borrower, whether or not on account of a related transaction, against the Administrative Agent or any Lender, including defense of waiver, release, discharge, disallowance in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, illegality and unenforceability.
          2.5 Payments. The Guarantor hereby guaranties that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in United States dollars at the office of the Administrative Agent specified in the Credit Agreement.
SECTION 3 REPRESENTATIONS AND WARRANTIES.
          To induce the Administrative Agent and the Lenders to enter into the First Amendment and to induce the Lenders to continue to make their respective extensions of credit to the Co-Borrowers under the Credit Agreement, the Guarantor hereby represents and warrants to the Administrative Agent and each Lender that on the date hereof, Schedule 3 sets forth: (a) the Guarantor’s jurisdiction of incorporation; (b) the location of the Guarantor’s chief executive office; (c) the Guarantor’s exact legal name as it appears on its organizational documents; and (d) the Guarantor’s organizational identification number (to the extent the Guarantor is organized in a jurisdiction which assigns such numbers) and federal employer identification number.

SECTION 4 COVENANTS.
          The Guarantor covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Guarantee until the Obligations shall have been paid in full, the Guarantor shall not, except upon 30 days’ prior written notice to the Administrative Agent and delivery to the Administrative Agent: (a) change its jurisdiction of incorporation or the location of its chief executive office from that specified in Schedule 3 or in any subsequent notice delivered pursuant to this Section 4; or (b) change its name, identity or corporate structure.
SECTION 5 REMEDIAL PROVISIONS.
          If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Lenders, may exercise all rights and remedies of a secured party under the UCC or any other applicable law in addition to all other rights and remedies granted to them in this Guarantee and in any other instrument or agreement securing, evidencing or relating to the Obligations.
SECTION 6 MISCELLANEOUS.
          6.1 Amendments in Writing. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except in accordance with Section 15.2 of the Credit Agreement and except for amendments, supplements or modifications to the schedules hereto as expressly contemplated herein.
          6.2 Notices. All notices, requests and demands to or upon the Administrative Agent or the Guarantor hereunder shall be addressed to FreightCar America and effected in the manner provided for in Section 15.5 of the Credit Agreement and the Guarantor hereby appoints FreightCar America as its agent to receive notices hereunder.
          6.3 INDEMNIFICATION BY GUARANTOR. THE GUARANTOR HEREBY AGREES TO INDEMNIFY, EXONERATE AND HOLD THE ADMINISTRATIVE AGENT AND THE LENDER FREE AND HARMLESS FROM AND AGAINST ANY AND ALL INDEMNIFIED LIABILITIES, INCURRED BY SUCH ADMINISTRATIVE AGENT AND LENDERS OR ANY AND ALL OF THEM AS A RESULT OF, OR ARISING OUT OF, OR RELATING TO: (A) ANY TENDER OFFER, MERGER, PURCHASE OF EQUITY INTERESTS, PURCHASE OF ASSETS OR OTHER SIMILAR TRANSACTION FINANCED OR PROPOSED TO BE FINANCED IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, WITH THE PROCEEDS OF ANY OF THE LOANS; (B) THE USE, HANDLING, RELEASE, EMISSION, DISCHARGE, TRANSPORTATION, STORAGE, TREATMENT OR DISPOSAL OF ANY HAZARDOUS SUBSTANCE AT ANY PROPERTY OWNED OR LEASED BY ANY CO-BORROWER; (C) ANY VIOLATION OF ANY ENVIRONMENTAL LAWS WITH RESPECT TO CONDITIONS AT ANY PROPERTY OWNED OR LEASED BY ANY CO-BORROWER OR THE OPERATIONS CONDUCTED THEREON; (D) THE INVESTIGATION, CLEANUP OR REMEDIATION OF OFFSITE LOCATIONS AT WHICH ANY LOAN PARTY OR THEIR RESPECTIVE PREDECESSORS ARE ALLEGED TO HAVE DIRECTLY OR INDIRECTLY DISPOSED OF HAZARDOUS

SUBSTANCES; OR (E) THE EXECUTION, DELIVERY, PERFORMANCE OR ENFORCEMENT OF THIS GUARANTEE OR ANY OTHER LOAN DOCUMENT BY ANY OF THE ADMINISTRATIVE AGENT OR ANY LENDER, EXCEPT FOR ANY SUCH INDEMNIFIED LIABILITIES ARISING ON ACCOUNT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE ADMINISTRATIVE AGENT OR SUCH LENDER AS DETERMINED BY A FINAL, NONAPPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION. IF AND TO THE EXTENT THAT THE FOREGOING UNDERTAKING MAY BE UNENFORCEABLE FOR ANY REASON, THE GUARANTOR HEREBY AGREES TO MAKE THE MAXIMUM CONTRIBUTION TO THE PAYMENT AND SATISFACTION OF EACH OF THE INDEMNIFIED LIABILITIES WHICH IS PERMISSIBLE UNDER APPLICABLE LAW. ALL OBLIGATIONS PROVIDED FOR IN THIS SECTION 6.3 SHALL SURVIVE REPAYMENT OF ALL (AND SHALL BE) OBLIGATIONS (AND TERMINATION OF ALL COMMITMENTS UNDER THE CREDIT AGREEMENT), AND TERMINATION OF THIS GUARANTEE.
          6.4 Enforcement Expenses.
          (a) The Guarantor agrees to pay or reimburse on demand each Lender and the Administrative Agent for all reasonable out-of-pocket costs and expenses (including attorneys’ fees) incurred in collecting against the Guarantor under this Guarantee or otherwise enforcing or preserving any rights under this Guarantee and the other Loan Documents.
          (b) The Guarantor agrees to pay, and to hold the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Guarantee.
          (c) The agreements in this Section 6.4 shall survive repayment of all (and shall be) Obligations (and termination of all commitments under the Credit Agreement) and termination of this Guarantee.
          6.5 Captions. Section captions used in this Guarantee are for convenience only and shall not affect the construction of this Guarantee.
          6.6 Nature of Remedies. All Obligations of the Guarantor and rights of the Administrative Agent and the Lenders expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege
          6.7 Counterparts. This Guarantee may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Receipt by telecopy of any executed signature page to this Guarantee or any other Loan Document shall constitute effective delivery of such signature page.
          6.8 Severability. The illegality or unenforceability of any provision of this Guarantee or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Guarantee or any instrument or agreement required hereunder.
          6.9 Entire Agreement. This Guarantee, together with the other Loan Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof and any prior arrangements made with respect to the payment by the Guarantor of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of the Administrative Agent or the Lenders.
          6.10 Successors; Assigns. This Guarantee shall be binding upon the Guarantor, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Guarantor, the Lenders and the Administrative Agent and the successors and assigns of the Lenders and the Administrative Agent. No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Guarantee or any of the other Loan Documents. The Guarantor may not assign or transfer any of its rights or Obligations under this Guarantee without the prior written consent of the Administrative Agent.
          6.11 GOVERNING LAW. THIS GUARANTEE SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
          6.12 FORUM SELECTION; CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTEE SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT NOTHING IN THIS GUARANTEE SHALL BE DEEMED OR OPERATE TO PRECLUDE THE ADMINISTRATIVE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. THE GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION

BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
          6.13 WAIVER OF JURY TRIAL. THE GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTEE AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED, OR WHICH MAY IN THE FUTURE BE DELIVERED, IN CONNECTION HEREWITH AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
          6.14 Set-off. The Guarantor agrees that the Administrative Agent and each Lender have all rights of set-off and bankers’ lien provided by applicable law, and in addition thereto, the Guarantor agrees that at any time any Event of Default exists, the Administrative Agent and each Lender may apply to the payment of any Obligations, whether or not then due, any and all balances, credits, deposits, accounts or moneys of the Guarantor then or thereafter with the Administrative Agent or such Lender.
          6.15 Acknowledgements. The Guarantor hereby acknowledges that:
     (a) it has been advised by counsel in the negotiation, execution and delivery of this Guarantee and the other Loan Documents to which it is a party;
     (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Guarantor arising out of or in connection with this Guarantee or any of the other Loan Documents, and the relationship between the Guarantor, on the one hand, and the Administrative Agent and the Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and
     (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Guarantor and the Lenders.
          (d) The Administrative Agent and the Lenders (i) have not made any representations or warranties with respect to, (ii) do not assume any responsibility to the Guarantor for, and (iii) have no duty to provide information to the Guarantor regarding, the enforceability of any of the Obligations or the financial condition of any Co-Borrower. The Guarantor has independently determined the creditworthiness of each Co-Borrower and the enforceability of the Obligations and until the Obligations are paid in full, will independently and without reliance on the Administrative Agent or any Lender continue to make such determinations.
          6.16 Release. Upon the Satisfaction Time, this Guarantee and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and the Guarantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party.

          6.17 Reinstatement. This Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Guarantor for liquidation or reorganization, should the Guarantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Guarantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.
          6.18 Deficiencies. The Guarantor expressly agrees that the Guarantor shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Obligations, whether or not the liability of any Co-Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.
(Signature page follows)

          Each of the undersigned has caused this Guarantee to be duly executed and delivered as of the date first above written.

JAIX LEASING COMPANY, as Guarantor
By:
	Name:	Kevin P. Bagby
	Title:	Vice President, Finance, Chief Financial Officer and Treasurer

LASALLE BANK NATIONAL ASSOCIATION, as Administrative Agent
By:
	Name:	David J. Thomas
	Title:	Senior Vice President

(Signature Page to Guarantee Agreement)

SCHEDULE 3
GUARANTOR INFORMATION

GUARANTOR	STATE OF	CHIEF EXECUTIVE		ORGANIZATIONAL ID
(exact legal name)	INCORPORATION	OFFICE	FEIN	NUMBER
JAIX Leasing Company	Delaware	Two North Riverside Plaza	36-4026220	2467934
		Suite 1250
		Chicago, IL 60606

S-3-1